Fidelity National Financial, Inc. Reiterates Its Commitment to the Tracking Stock Proposal
and Encourages Stockholders to Vote in Favor of the Proposal

Fidelity National Financial, Inc. Comments on Proxy Advisory Firms’ Reports

Jacksonville, Fla. -- (June 9, 2014) -- Fidelity National Financial, Inc. (NYSE:FNF), or the (“Company”), today reiterated its support for the tracking stock structure and strongly urged FNF stockholders to vote “FOR” the tracking stock proposal and commented on the reports of Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”).  As previously disclosed, the tracking stock proposal would result in FNF’s existing common stock being reclassified into two new tracking stocks that would separately track and reflect the economic performance of FNF’s core title insurance, real estate technology and mortgage related businesses assets and its various portfolio company investments (the “Tracking Stock Proposal”).

After careful consideration, including the assistance of outside experts and conversations with FNF stockholders, the FNF Board of Directors, as well as the Company’s management, determined that implementation of a tracking stock structure would enhance the value of FNF for the benefit of the Company’s stockholders.

FNF believes that ISS and Glass Lewis based their respective recommendations on a number of uncertain assertions and thus reached the wrong conclusion in not recommending that FNF stockholders vote “FOR” the Tracking Stock Proposal.

“While we are disappointed that these firms have not recommended “FOR” FNF’s Tracking Stock Proposal, we remain firmly committed to implementing the tracking stock structure,” said FNF’s Chairman William P. Foley, II.  “For the past several months we have carefully examined the benefits of implementing a tracking stock structure and we continue to believe that it will maximize value for FNF stockholders.”

The FNF Board of Directors believes that the tracking stock is in the best interests of FNF and its stockholders and will enhance the value of the Company’s shares.  After careful examination of the alternatives available to FNF with respect to the Company’s portfolio company investments, including the assistance of outside advisors and discussions with stockholders of the Company, the FNF Board of Directors recommended that the Company implement the tracking stock structure over other alternative structures, such as taxable spin-off transactions, and identified the following benefits of the tracking stock, among others:

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Greater transparency for investors. The reclassification of FNF’s existing common stock into two new tracking stocks and the attribution of our businesses, assets and liabilities between the FNF Group and the FNFV Group will provide greater transparency to the market around FNF’s separate strategies for its core title insurance, real estate technology and mortgage related businesses and our portfolio company investments. The recapitalization should provide the investment community with greater clarity both with

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Enables market-based valuation of FNFV Group. The creation of the FNFV common stock will permit investors and research analysts to review separate information about FNF’s portfolio company investments attributed to the FNFV Group and separately value the FNFV Group. This should encourage investors and analysts to focus more attention on the FNFV Group and result in greater market recognition of the value of the FNFV Group.

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Enhances long-term monetization of FNFV Group. The FNF Board of Directors and management believe that the creation of the FNFV common stock will provide the FNF Board of Directors and management team with greater flexibility to execute on the Company’s strategies for its portfolio company investments attributed to the FNFV Group. The creation of the FNFV Group provides FNF the flexibility to monetize each portfolio company investment in its proper time frame and to either make or not make any new portfolio company investment depending on market conditions.  If market conditions do not warrant any new investment, FNF could collapse FNFV back into FNF once FNFV monetizes substantially all of its existing investments.

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Advantages of doing business under common ownership. Implementation of the tracking stock structure will enable FNF to capitalize on the value of the FNFV Group (and each of its underlying portfolio companies so long as they remain part of the FNFV Group) while preserving the financial, tax, operational, strategic and other benefits of doing business as a single consolidated company. By remaining a single consolidated company, the FNF Group and the FNFV Group will continue to enjoy certain synergies between the businesses of each group through cost savings in corporate overhead and economies of scale in purchasing and other expenses. Further benefits of remaining a single consolidated company include filing a single consolidated tax return, maintaining a single credit agreement for the entire company, thereby increasing flexibility in financing all parts of the business, and the strategic, financial and other benefits of shared managerial experience.

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Increased stockholder choice. Companies typically implement tracking stock structures in situations where the company has two or more businesses that have distinctly different investor profiles.  Creation of the FNF common stock and FNFV common stock will allow the Company’s investors, as well as different investor bases, the choice to invest in either one class or both classes of FNF’s common stock, depending on their particular investment objectives. Likewise, the creation of the tracking stock structure creates two "pure play" investment alternatives for stockholders interested in investing in either FNF's industry-leading title insurance, real estate technology and mortgage related businesses or FNFV's portfolio company investment business.

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Preserves capital structure flexibility. The tracking stock structure will enable the Company to retain future restructuring flexibility by preserving FNF’s ability to undertake future asset segmentation and capital restructurings, such as possible spin-offs and split-offs. In addition, the Company’s restated charter will preserve the ability of the FNF Board of Directors to modify the Company’s capital structure by unwinding the tracking stock structure.

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Management incentives. FNF believes that the tracking stock structure will allow FNF to provide more effective management incentive and retention programs that more closely address the objectives and goals of each group. In particular, the tracking stock structure will allow the FNF Board of Directors to issue stock-based compensation and other incentive awards to employees of each group that are tied more directly to the performance of the businesses attributed to a particular group.

FNF believes that ISS and Glass Lewis based their respective recommendations on a number of uncertain assertions, including:

Uncertainty Relating to Higher Price in the Market:  Uncertainty as to whether the tracking stocks will command a higher price in the market, and the potential that value of the two stocks could diverge significantly over time.

FNF Response:  Although there can be no assurance that the market price of the separate tracking stocks will exceed that market price of the existing FNF common stock, the implementation of the tracking stock structure will increase investor awareness of the businesses and assets attributed to each tracking stock group, which will potentially provide for a better alignment of investor bases and permit FNF investors to pursue distinct investment strategies.  FNF also believes that the creation of the FNFV common stock (which will track the economic performance of FNF’s portfolio company investments) will enhance long-term monetization of the FNFV group as it will allow FNF greater flexibility to execute on its strategies for its portfolio company investments.  In this regard, FNF will initially provide FNFV $200 million of financial support comprised of $100 million in cash and $100 million in an intercompany loan to be used for investment purposes, as well as additional loans to cover corporate expenditures and working capital.  Also, the tracking stock structure will allow FNF to avoid the inefficiencies of prematurely exiting certain of its portfolio company investments and, instead, allow the Company to monetize those investments over time.

Uncertainty Relating to Less Liquidity:  If one class of tracking stock is considerably less liquid than the other and does not have sufficient trading support, it may adversely affect the liquidity of the remaining shares.

FNF Response:  If either of the tracking stocks trade poorly, the tracking stock structure provides FNF with the flexibility to monetize the stock or convert between shares if the discount becomes too great.  Moreover, FNF believes that the implementation of the tracking stock structure should provide investors with greater clarity both with respect to the inherent value of FNF’s portfolio company investments and the cash earnings capabilities of FNF’s core business. This should attract a new class of investors to the portfolio company investments who would not otherwise be holders of the core business and, likewise, attract a new class of investors to the core business that are looking for a pure-play title insurance, real estate technology and mortgage related company.

Uncertainty Relating to Conflicts of Interest:  The proposed structure would fracture the company’s shareholder base, and might introduce conflicting interests without a governance structure sufficiently robust to manage these conflicts. Currently, all common stockholders are exposed to the same economic risk and rewards of the parent company. If this proposal is implemented, their economic interests will immediately diverge, leaving the board to manage potentially conflicting fiduciary duties. In this sense, the structure shares many of the negative features of a dual class structure.

FNF Response:  Although it is correct that all FNF stockholders currently are exposed to the same economic risks and rewards of the parent company, ISS and Glass Lewis did not acknowledge that such stockholders also are exposed to both FNF’s core business and its portfolio company investments (which have distinctly different investor profiles) without any choice on their part.  The creation of the two tracking stocks will allow investors the choice to invest in one class or both classes of FNF’s common stock, depending on their particular investment objectives. While the potential for conflicts exists, FNF believes that the choice it is giving stockholders to invest in one or both of the tracking stock groups significantly outweighs the potential for conflicts that may arise as the same individuals who are managing FNF today will continue to manage both of the tracking stock groups going forward.

Furthermore, if the Tracking Stock Proposal is implemented, the FNF Board of Directors will continue to owe fiduciary duties to all stockholders and take actions that they believe are in the best interests of all of FNF’s stockholders and the Company as a whole.  If FNF stockholders, regardless of whether they own FNF or FNFV shares, disagree with the actions being taken with respect to a particular tracking stock group, such stockholders will have the ultimate choice and ability to sell the stock of either or both tracking stock groups.

Uncertainty Relating to Reallocating Assets:  FNF could reallocate assets between the two groups and/or sell substantially all of the assets of one of the groups without stockholder approval.

FNF Response:  The FNF Board of Directors has fiduciary duties to all of the Company’s stockholders, without regard to whether they own FNF or FNFV shares.  As previously disclosed, FNF is contributing its core title insurance, real estate technology and mortgage-related businesses to the FNF Group and its portfolio company investments to the FNFV Group.  We expect that each group will continue to operate consistent with this allocation going forward.  The Company’s tracking stock policies set forth FNF’s intentions with respect to the allocation and disposition of assets, which is consistent with how the FNF Board of Directors and the Company’s management manage FNF’s assets and businesses today so as to maximize stockholder value.  Other than as disclosed above, cash flows of the FNF Group will be used for the benefit of the FNF Group and its stockholders and cash flows generated by the FNFV Group will be used for the benefit of the FNFV Group and its stockholders.

FNF firmly believes that the issuance of tracking stock is in the best interest of all FNF stockholders. FNF remains fully committed to implementing a tracking stock structure and strongly recommends that FNF stockholders vote in favor of the Tracking Stock Proposal.

Important Information Has Been Filed with the SEC

Fidelity National Financial, Inc. (“FNF”) has filed with the SEC a Registration Statement on Form S-4 in connection with the implementation of a tracking stock structure whereby the existing common stock of FNF would be reclassified into two new tracking stocks (the “Recapitalization”) pursuant to an amendment and restatement of the Certificate of Incorporation of FNF (the “Certificate of Incorporation”) including a preliminary Proxy Statement/Prospectus.  The Registration Statement was declared effective by the SEC on May 9, 2014 and FNF mailed the definitive proxy statement/prospectus to its stockholder on or about May 9, 2014.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY FNF, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by FNF through the web site maintained by the SEC at www.sec.gov or by directing a request to Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, Telephone: (904) 854-8100.

FNF, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Recapitalization.  Information regarding the directors and executive officers of FNF is contained in FNF’s Form 10-K for the year ended December 31, 2013 and FNF’s 10-K/A filed on May 1, 2014, which are filed with the SEC.  A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.

                        SOURCE:  Fidelity National Financial, Inc.
                        CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120,
dkmurphy@fnf.com